Interest in Other Entities (Details) - Schedule of purchase price allocation - Polyrizon [Member] - USD ($) $ in Thousands		Jul. 31, 2020	Jul. 15, 2020
Interest in Other Entities (Details) - Schedule of purchase price allocation [Line Items]
Cash and cash equivalents	[1]		$ 10
Loan		$ 94	94	[1]
Total currents assets	[1]		104
Consideration for other instruments	[1],[2]		36
IP	[1]		74
Shareholder loan	[1]		(6)
Total allocated	[1]		$ 104

[1]	translated at the closing rate at the date of that balance sheet
[2]	Fair value if the Option, to invest an additional amount of up to $1 million in consideration for shares of Polyrizon such that following the additional investment and own 51% of Polyrizon’s capital stock on a fully diluted basis.